FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund

Brookfield Global Listed Infrastructure Fund

Brookfield Real Assets Securities Fund

Brookfield U.S. Listed Real Estate Fund

Supplement dated April 7, 2017, to the Prospectus for Class A Shares, Class C Shares, Class I Shares and Class Y Shares of the Brookfield Global Listed Real Estate Fund, the Brookfield Global Listed Infrastructure Fund, the Brookfield Real Assets Securities Fund and the Brookfield U.S. Listed Real Estate Fund (each, a “Fund” and collectively, the “Funds”), dated April 29, 2016.

Effective April 10, 2017, Class C Shares held by Merrill Lynch customers will be converted into Class A Shares of the same Fund after they have been held for ten years. Shareholders will not pay a sales charge, including a contingent deferred sales charge, upon the conversion of their Class C Shares to Class A Shares pursuant to this conversion feature. The initial conversion of existing Class C shares held by Merrill Lynch customers meeting this standard will begin to occur starting May 26, 2017.

In addition, effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts described below, which may differ from those disclosed elsewhere in the Funds’ Prospectus. As a result, the below table is added at the end of the SALES CHARGE REDUCTIONS AND WAIVERS — (CLASS A SHARES ONLY) heading in the Prospectus.

Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch

•      Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•      Shares purchased by or through a 529 Plan

•      Shares purchased through a Merrill Lynch affiliated investment advisory program

•      Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•      Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•      Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund advised by the Adviser)

•      Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•      Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•      Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in this Prospectus

•      Shares purchased from the proceeds of redemptions within the funds advised by the Adviser, provided  (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

Furthermore, effective April 10, 2017, the below table is added at the end of the CONTINGENT DEFERRED SALES CHARGES — (CLASS A AND CLASS C SHARES ONLY) heading in the Prospectus.

CDSC Waivers on Class A and C Shares Available at Merrill Lynch

•      Death or disability of the shareholder

•      Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus

•      Return of excess contributions from an IRA Account

•      Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•      Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•      Shares acquired through a right of reinstatement

•      Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based accounts or platforms (applicable to A and C shares only)

Finally, effective April 10, 2017, the table and paragraph below are added as a new section after the Letter of Intent heading in the Prospectus.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•      Breakpoints as described in this Prospectus

•      Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Adviser advised funds’ assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Adviser advised funds’ assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•      Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the funds advised by the Adviser, through Merrill Lynch, over a 13-month period of time (if applicable)

In order to receive the applicable Merrill Lynch reductions or waivers shareholders will have to purchase Fund shares through Merrill Lynch or directly from a Fund if that Fund offers such reductions or waivers. Merrill Lynch’s specific sales charge waivers and/or discounts are implemented and solely administered by Merrill Lynch. Please contact Merrill Lynch to ensure that you understand the steps that you must take to qualify for available waivers and discounts.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR REFERENCE.